UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 8, 2010

WEBTRADEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-127389	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Vista Parkway, Suite 292, West Palm Beach, FL 33411
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 228 - 6148

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NEWS RELEASE

Webtradex International Corp. announces appointment of a new CEO

WEST PALM BEACH, Fla, November 8, 2010 - Webtradex International Corp. (OTCBB: ZDVN) (“The Company” or “Webtradex”) is pleased to announce that it has appointed Dr. Sean D. Williams as the Company’s President and Chief Executive Officer with immediate effect. Dr. Williams is a senior research fellow at the Internet Interdisciplinary Institute (IN3) in Barcelona, Spain and Professor of Professional Communication at Clemson University,

Dr.Williams is an international expert in electronic communication and collaboration, with dozens of top publications investigating how the Internet amplifies and expands our ways of building and sustaining relationships while enhancing business success. Dr. Williams is also co-founder of STREAMTools, a division of Illionix, LLC which has begun to commercialize the intellectual property from his recent book, Technical Writing for Teams: The STREAM Tools Handbook.

Kam Shah, Chairman of the Board and outgoing CEO commented, “The time is right to bring new, innovative voices to the table, the type of people who have been pushing the edge of possibility for the Internet for the last decade. With his research record, his connections with some of the best minds in the world, and his history of collaborating to make complex ideas a reality, Dr. Williams was an easy choice.”

Dr. Williams commented ‘’This is truly an opportunity of a lifetime to create something that has the passion and motivation of a social movement while simultaneously creating wealth for small businesses and individuals together. And that’s a key term, ‘together,’ because the core of Webtradex is the interaction, the community, and the trust that nurtures innovation. Our model of providing real-time, transparent reporting, while enabling the collaboration between the business and their community of investors, represents a genuinely new paradigm for venture capital and small business development. We´re about inclusion and community, not maintaining the hierarchies and exclusivity that characterize Wall Street and other investment platforms.”

ABOUT THE COMPANY

Webtradex International Corporation is seeking to expand into the internet industry by acquiring internet-related technologies and other related assets.

For further information regarding this press release, investment opportunities, or other questions, please contact the Company at 1-888-884-9521 or Dr. Williams at sean@webtradex.com  phone 34 798 693 134

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The Company expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a results of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2010

WEBTRADEX INTERNATIONAL CORPORATION

By:   /S/
Kam Shah
Chief Exective Office